                                                                   Exhibit 10.04

                                FOURTH AMENDMENT

                                       to

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                           MBIA INSURANCE CORPORATION
                                     (MBIA)

                           THE BANKS SIGNATORY HERETO

                               RABOBANK NEDERLAND
                                 New York Branch
                             as Administrative Agent

                                       and

                                DEUTSCHE BANK AG
                                 New York Branch
                             as Documentation Agent

                                  _____________

                          Dated as of October 31, 2001

                                  _____________

                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT, dated as of October 31, 2001 (this "Amendment"),
                                                                    ---------
between MBIA INSURANCE CORPORATION, a New York stock insurance corporation ("MBIA"), the financial institutions which have executed this Amendment below as
  ----
Banks (as defined below), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", New York Branch ("Rabobank"), as Administrative Agent for
                                        --------
the Banks (in such capacity, the "Administrative Agent") and individually as a
                                  --------------------
Bank, and DEUTSCHE BANK AG, New York Branch, as Documentation Agent for the Banks (in such capacity, together with the Administrative Agent, the "Agents")
                                                                      ------
and individually as a Bank;

         WHEREAS, the parties hereto are parties to the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, as amended by the First Amendment thereto dated as of October 1, 1998, the Second Amendment thereto dated as of October 29, 1999, the Third Amendment thereto, dated as of October 27, 2000, and as further modified by certain Assignment and Assumption Agreements (as defined therein) (as so amended and modified, the "Credit
                                                                  ------
Agreement"); and
---------

         WHEREAS, the parties hereto desire, upon the terms and subject to the conditions hereinafter set forth, to extend the Expiration Date (as defined below) and to otherwise modify the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1.

                         MODIFICATIONS TO LOAN DOCUMENTS

         Section 1.1. Defined Terms. Except as otherwise specified herein, terms
                      -------------
used in this Amendment and defined in Exhibit A of the Credit Agreement shall have the meanings provided in such Exhibit A.

         Section 1.2. Amendment. The definition of the term "Expiration Date"
                      ---------
contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "`Expiration Date' shall mean the date on which the
                             ---------------
                  right to obtain Loans terminates, initially October 31, 2008, as such date may be extended pursuant to Section 3.3."

         Section 1.3. Commitments. The aggregate Commitments of the Banks are
                      -----------
hereby amended so that, from and after October 31, 2001 until the termination or further modification thereof as provided in the Credit Agreement, such Commitments shall be as set forth on Schedule 1 to this Amendment.

         Section 1.4. Additional Bank. By its execution and delivery of this
                      ---------------
Amendment, Barclays Bank PLC, New York Branch (the "Additional Bank"), hereby
                                                    ---------------
agrees to be bound, and
shall have the rights under the Credit Agreement and the Loan Documents, as a Bank having a Commitment equal to the amount specified in Schedule 1 to this Amendment, and the Agents and MBIA each hereby consent to the Additional Bank becoming a Bank. The Additional Bank acknowledges and agrees that the Agents (i) make no representation or warranty and assume no responsibility with respect to any statements, warranties and representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (ii) make no representation or warranty and assumes no responsibility with respect to the financial condition of or the performance or observance by MBIA of any of their obligations under the Credit Agreement, any of the Loan Documents or any other instrument or document furnished pursuant thereto. The Additional Bank further (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and SEC Reports referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agents and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) agrees to the provisions of Article 8 of the Credit Agreement and appoints and authorizes the Agents on its behalf to exercise such powers under the Credit Agreement and the other Loan Documents, as are delegated to the Agents by the terms thereof and hereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will be bound by all of the terms and conditions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

         Section 1.5. Terminating Bank. The parties acknowledge that pursuant to
                      ----------------
a separate instrument, Lloyds TSB Bank PLC (the "Terminating Bank"), MBIA and
                                                 ----------------
the Agents have agreed that concurrently with the effectiveness of this Amendment, the Terminating Bank's entire Commitment and role as a Bank under the Credit Agreement is terminated and that the Terminating Bank shall have no further liabilities, obligations or rights under the Credit Agreement, except for those liabilities, obligations and rights which survive the termination of the Commitment of a Bank under the Credit Agreement.

                                   ARTICLE 2.

                              CONDITIONS PRECEDENT
                              --------------------

         Section 2.1. Conditions Precedent to Amendment Effective Date. The
                      ------------------------------------------------
provisions of Article 1 hereof shall become effective as of October 31, 2001 when this Amendment shall have been executed and delivered by MBIA, each Agent and consented to by each Bank and when the following conditions have been fulfilled to the reasonable satisfaction of the Agents. If such conditions shall not have been satisfied on or prior to November 16, 2001, the provisions of
Article 1 shall not be given effect unless otherwise consented to by the Agents and the Majority Banks, but otherwise this Amendment shall remain in full force and effect.

         (a) There shall exist no Default or Event of Default, and all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time.

         (b) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

              (i) a certificate of any two of the President, Vice Chairman, Managing Director, any Vice President or the Treasurer of MBIA to the effect that the conditions set forth in Section 2.1(a) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowing under the Credit Agreement, as modified hereby, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

              (ii) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the other documents to be executed and delivered by MBIA described herein (collectively, the "Amendment
                                                                ---------
         Documents"), accompanied by a certificate of the Secretary or an
         ---------
         Assistant Secretary of MBIA stating as to (A) the effect that such resolutions are in full force and effect, (B) the incumbency and signatures of the officers signing the Amendment Documents on behalf of MBIA, and (C) the effect that, from and after October 29, 1999, there has been no amendment, modification or revocation of the articles of incorporation or by-laws of MBIA;

              (iii) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated October 31, 2001, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits A and B; and

              (iv) such other documents, instruments, approvals (and, if reasonably requested by the Administrative Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as the Administrative Agent or the Majority Banks may reasonably request.

         (c) The Administrative Agent shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA by S&P by reason of such insurance.

         (d) Each Bank which is becoming a party to the Credit Agreement or which is increasing its Commitment shall have received a Note or an additional Note dated as of October 31, 2001, in a principal amount equal to the amount of its Commitment or of the increase in its Commitment, as applicable.

         (e) The currently effective Fronting Bank Supplements and related Fronting Bank Notes and fee letters shall have been modified in a manner satisfactory to MBIA, the Administrative Agent and each Fronting Bank affected by such modifications.

         (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         Section 2.2. Certificate as to Effective Date. A certificate of the
                      --------------------------------
Agents delivered to MBIA stating that the provisions of Article 1 shall have become effective shall be conclusive evidence thereof and shall be binding on MBIA, each Agent and each Bank. In delivering such certificate, and without limiting the general application of Section 8.8 or other provisions of Article 8 of the Credit Agreement to the actions of the Agents hereunder, the Agents shall be entitled to rely conclusively on the certificate of officers of MBIA delivered pursuant to Section 2.1(b)(i) as to the satisfaction of the conditions set forth in Section 2.1(a).

                                   ARTICLE 3.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Agents and the Banks to enter into this Amendment and proceed with the transaction contemplated hereby, MBIA makes the following representations and warranties to the Agents and the Banks, which shall survive the execution and delivery of this Amendment and the making of any
Loans:

         Section 3.1. Due Authorization, Etc. The execution, delivery and
                      ----------------------
performance by MBIA of the Amendment Documents and the Loan Documents as amended thereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and
(iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

         Section 3.2. Approvals. No consent, approval or other action by, or any
                      ---------
notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of the Amendment Documents or the Loan Documents as amended thereby.

         Section 3.3. Enforceability. Each Amendment Document and each Loan
                      --------------
Document as amended thereby constitutes a legal, valid and binding obligation of MBIA, enforceable against

MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

         Section 3.4. Financial Statements, etc.
                      -------------------------

         (a) MBIA has heretofore furnished to the Agents (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 2000, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 2000, and (ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 2001, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 2001, the six months ended June 30, 2001. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since June 30, 2001.

         (b) MBIA has heretofore furnished to the Agents its annual statements and its financial statements as filed with the Department for the year ended December 31, 2000 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 2001 and June 30, 2001. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

         (c) MBIA has heretofore furnished to the Agents a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 2000, its quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 2001 and June 30, 2001 and each current report on Form 8-K filed by MBIA Inc. on or after January 1, 2001, each as filed with the Securities and Exchange Commission. Such annual, quarterly and current reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Section 3.5. Covered Portfolio. Substantially all of the Insured
                      -----------------
Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Agents in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agents, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof.

         Section 3.6. Confirmation of Representations and Warranties. MBIA
                      ----------------------------------------------
hereby confirms that its representations and warranties set forth in the Credit Agreement are true and correct as of the date hereof.

         Section 3.7. Disclosure. There is no fact known to MBIA which
                      ----------
materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Amendment Document or any Loan Document as amended thereby which has not been set forth in this Amendment, in the financial statements or reports required to be delivered pursuant to Section 3.4 hereof.

                                   ARTICLE 4.

                                  MISCELLANEOUS
                                  -------------

         Section 4.1. Credit Agreement. Except as expressly modified as
                      ----------------
contemplated hereby, the Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Credit Agreement and the Loan Documents, and is not intended by any party and shall not be construed to constitute a novation thereof or of any Debt of MBIA hereunder.

         Section 4.2. Survival. All covenants, agreements, representations and
                      --------
warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan, Note or Fronting Bank Note remains outstanding or unpaid, any other amount payable by MBIA under the Credit Agreement as amended hereby, any Note, Fronting Bank Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Credit Agreement as amended hereby, any Note, Fronting Bank Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Credit Agreement as amended hereby.

         Section 4.3. Severability. Any provision of this Amendment which is
                      ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section 4.4. Successors and Assigns. This Amendment is a continuing
                      ----------------------
obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section 10.8 of the Credit Agreement.

         Section 4.5. Amendments. No provision of this Amendment shall be
                      ----------
waived, amended or supplemented except as provided in Section 10.12 of the Credit Agreement.

         Section 4.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 4.7. Headings. Section headings in this Amendment are included
                      --------
herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 4.8. Counterparts. This Amendment may be executed in several
                      ------------
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                MBIA INSURANCE CORPORATION

                                                By _____________________________
                                                   Name:
                                                   Title:

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK B.A. "RABOBANK
                                           NEDERLAND", New York Branch, as
                                             Administrative Agent and as a Bank

                                        By _____________________________
                                           Name:
                                           Title:


                                        By _____________________________
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, New York Branch,
                                            as Documentation Agent and as a Bank


                                        By _____________________________
                                           Name:
                                           Title:


                                        By _____________________________
                                           Name:
                                           Title:

                                         BANKS:
                                         ------

                                             LANDESBANK BADEN
                                             WURTTEMBERG, NEW YORK
                                             BRANCH, as a Bank



                                             By: _______________________________
                                                 Name:
                                                 Title:


                                             By: _______________________________
                                                 Name:
                                                 Title:

                                                 CREDIT SUISSE FIRST BOSTON, NEW
                                                 YORK BRANCH, as a Bank



                                                 By: ___________________________
                                                     Name:
                                                     Title:


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 BANK OF AMERICA, NA,
                                                 as a Bank

                                                 By: ___________________________
                                                 Name:
                                                 Title:

                                                 BAYERISCHE LANDESBANK
                                                 GIROZENTRALE, NEW YORK
                                                 BRANCH, as a Bank


                                                 By:____________________________
                                                    Name:
                                                    Title:


                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 LANDESBANK HESSEN-THURINGEN
                                                 GIROZENTRALE, NEW YORK
                                                 BRANCH, as a Bank



                                                 By: ___________________________
                                                     Name:
                                                     Title:


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                              WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, NEW YORK
                                              BRANCH, as a Bank



                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              BAYERISCHE HYPO- UND
                                              VEREINSBANK AG, NEW YORK
                                              BRANCH, as a Bank



                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              THE BANK OF NEW YORK,
                                              as a Bank

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              DGZ.ODEKABANK DEUTSCHE
                                              KOMMUNALBANK, as a Bank

                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              By: ______________________________
                                                  Name:
                                                  Title:

                                        BARCLAYS BANK PLC, NEW YORK
                                        BRANCH, as a Bank


                                        By:________________________________
                                           Name:
                                           Title:


                                        By:________________________________
                                           Name:
                                           Title:

                                         COMMONWEALTH BANK OF
                                         AUSTRALIA, NEW YORK BRANCH,
                                         as a Bank

                                         By:________________________________
                                            Name:
                                            Title:

                                      FLEET NATIONAL BANK, as a Bank

                                      By:________________________________
                                         Name:
                                         Title:

                                         THE BANK OF NOVA SCOTIA,
                                         as a Bank

                                         By:________________________________
                                            Name:
                                            Title:

                                      KBC BANK, N.V., as a Bank



                                      By:________________________________
                                         Name:
                                         Title:


                                      By:________________________________
                                         Name:
                                         Title:

                                             NORDDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK
                                             BRANCH, as a Bank



                                             By:____________________________
                                                Name:
                                                Title:


                                             By:____________________________
                                                Name:
                                                Title:

                                       BANCO SANTANDER CENTRAL
                                       HISPANO S.A., NEW YORK BRANCH,
                                       as a Bank



                                       By:________________________________
                                          Name:
                                          Title:


                                       By:________________________________
                                          Name:
                                          Title:

                                             THE CHASE MANHATTAN BANK,
                                             as a Bank



                                             By:_________________________
                                                Name:
                                                Title:

                                          DEXIA CREDIT LOCAL, NEW YORK
                                          AGENCY, as a Bank



                                          By:________________________________
                                             Name:
                                             Title:

                                                                      SCHEDULE 1
                                                             TO FOURTH AMENDMENT



                        BANKS, ADDRESSES AND COMMITMENTS
                        --------------------------------


Name and Notice Address of Bank                                                           Commitment
-------------------------------                                                           ----------
--------------------------------------------------------------------------------------------------------------
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.                                     $ 150,000,000
"Rabobank Nederland", New York Branch
245 Park Avenue, 37/th/ Floor
New York, NY 10167
Attn:  Angela R. Reilly
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Landesbank Baden Wurttemberg,                                                            $ 100,000,000
  New York Branch
535 Madison Avenue
New York, NY 10022
Attn: Robert O'Brien

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston,                                                               $ 80,000,000
  New York Branch
Eleven Madison Avenue
New York, NY 10010-3629
Attn: Jay Chall

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, New York Branch                                                         $ 70,000,000
Deutsche Bank Securities Inc.
31 West 52/nd/ Street
New York, NY 10019
Attn: Clinton Johnson

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                                                     $ 53,750,000
901 Main Street, 66/th/ Floor
Dallas, Texas 75202
Attn: Mehul Mehta

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale,                                                       $ 50,000,000
  New York Branch
560 Lexington Avenue, 17/th/ Floor
New York, NY 10022
Attn: Robert Albano
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Name and Notice Address of Bank                                                           Commitment
-------------------------------                                                           ----------


--------------------------------------------------------------------------------------------------------------
Landesbank Hessen-Thuringen Girozentrale,                                                 $ 50,000,000
  New York Branch
420 Fifth Avenue, 24/th/ Floor
New York, NY 10018
Attn: John Sarno
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale                                                      $ 50,000,000
  New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attn: Lillian Tung Lum, VP
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Bayerische Hypo- und Vereinsbank AG,                                                      $ 46,491,229
  New York Branch
150 East 42/nd/ Street
New York, NY 10017-4679
Attn: Michael Davis
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
The Bank of New York                                                                      $ 40,000,000
Insurance Division
1 Wall Street, 17/th/ Floor
New York, NY 10286
Attn: Louis DiFranco
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
DGZ DekaBank Deutsche Kommunalbank                                                        $ 35,000,000
International Finance Department
Taunusanlage 10
D-60329 Frankfurt am Main
GERMANY
Attn: Stephan Wagner
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Barclays Bank PLC, New York Branch                                                         $25,000,000
222 Broadway
New York, NY 10038
(212) 412-7672
Attn: Alison McGuigan
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia,                                                           $ 25,000,000
  New York Branch
599 Lexington Avenue
New York, NY 10022
Attn: Randy Kase
--------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- --------------------------------------

                                      (ii)

Name and Notice Address of Bank                                                           Commitment
-------------------------------                                                           ----------


--------------------------------------------------------------------------------------------------------------
Fleet National Bank                                                                       $ 25,000,000
777 Main Street, CT-MO 0250
Hartford, CT 06115
Attn: David Albanesi
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                                                                   $ 23,245,614
One Liberty Plaza
New York, NY 10006
Attn: David Schwartzbard
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
KBC Bank, N.V.                                                                            $ 20,000,000
125 West 55/th/ Street
New York, NY 10019
Attn: Patrick Owens
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Norddeutsche Landesbank Girozentrale,                                                     $ 18,596,491
  New York Branch
1114 Avenue of the Americas, 37/th/ Floor
New York, NY 10036
Attn: Georg Peters
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Banco Santander Central Hispano S.A.,                                                     $ 18,596,491
  New York Branch
45 East 53/rd/ Street
New York, NY 10022
Attn: Victoria Moreno
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                                                  $ 10,021,929
270 Park Avenue, 20/th/ Floor
New York, NY 10017
Attn: Marybeth Mullen
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Dexia Credit Local, New York Agency                                                       $  9,298,246
445 Park Avenue
New York, NY 10022
Attn: James Beck
--------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL   $900,000,000
--------------------------------------------------------------------------------------------------------------

                                     (iii)

                                                                       EXHIBIT A
                                                             TO FOURTH AMENDMENT


                   Form of Opinion of General Counsel of MBIA
                   ------------------------------------------

                                October 31, 2001

Each of the Banks which are parties to the Credit Agreement
  referred to herein
c/o Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch
  as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
  as Documentation Agent
31 West 52nd Street
New York, NY  10019

         Re: Fourth Amendment, dated as of October 31, 2001, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with Fourth Amendment, dated as of October 31, 2001 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997, as heretofore amended (as amended by the Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of

MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

         Based upon the foregoing, it is my opinion that:

         1. MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Amendment, the Credit Agreement and the additional Notes dated October 31, 2001 being issued to certain parties (the "Transaction Documents").

         2. The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (iii) and (iv), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

         3. To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

         4. To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

         5. To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

         6. To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

         7. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                                     Very truly yours,



                                                     [General Counsel]

                                                                       EXHIBIT B
                                                             TO FOURTH AMENDMENT


                          Form of Opinion of Kutak Rock
                          -----------------------------


                                October 31, 2001

Each of the Banks which are
  parties to the Credit Agreement
  referred to herein
c/o Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch
  as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
  as Documentation Agent
31 West 52nd Street
New York, NY  10019

     Re: Fourth Amendment, dated as of October 31, 2001, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

         This opinion is furnished to you in connection with the Fourth Amendment, dated as of October 31, 2001 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997, as heretofore amended (as amended by the Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the Amendment, the Credit Agreement and the additional Notes dated October 31, 2001 being issued to certain parties.

         We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

         We have also assumed (i) the due execution and delivery, pursuant to due authorization, of each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

         Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

3. The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New

York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

6. The effectiveness of the Transaction Documents does not adversely affect the opinions set forth in paragraphs 6 and 7 of our opinion dated October 1, 1997, delivered in connection with the Second Amended and Restated Credit Agreement, dated as of such date, with respect to the Security Interest (as defined in such opinion) and the collateral assignment of Collateral referred to therein. No filings under the UCC are required to perfect or to continue the perfection of the Security Interest (except for the financing statements described in our October 1, 1997 opinion and subject to the matters described in the paragraph following paragraph 7 of such opinion) in favor of the Collateral Agent for the benefit of the Banks in all of MBIA's right, title and interest in and to the Collateral, to the extent that the Security Interest can be perfected by the filing of financing statements under the UCC.

         In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

         This opinion is being furnished to you and your participants solely in connection with the execution of the Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written consent.

Very truly yours,